UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 2, 2005
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
     The following information set forth in this Item 7.01 of this Form 8-K, including Exhibit 99 to this Form 8-K, is being furnished to, but not filed with, the SEC.
     Item 7.01 and Item 9.01 of this Current Report on Form 8-K are being furnished to disclose the Unaudited Pro Forma Condensed Combined Financial Statements, prepared to give effect to the acquisition by MGM MIRAGE of Mandalay Resort Group, including the Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2004 and the six months ended June 30, 2005 and the notes thereto. MGM MIRAGE will provide such Unaudited Pro Forma Condensed Combined Financial Statements, furnished as Exhibit 99 to this Current Report, to potential investors of debt securities of MGM MIRAGE in a private placement.
ITEM 8.01 OTHER EVENTS
     In preparation for, and in advance of, Hurricane Katrina, we suspended our operations at, and evacuated our employees and guests from, our Beau Rivage resort. As a result of Hurricane Katrina, our Beau Rivage resort located in Biloxi, Mississippi suffered significant property damage, and our operations at Beau Rivage will continue to be suspended and interrupted for an indefinite period. Although we have assembled an internal team to assess the property damage and the anticipated duration of interruption to our operations at Beau Rivage, it will be a period of time before we can conclude such assessment. In addition, the impact of Hurricane Katrina on the surrounding area, including damage to, and closing of, major roads and highways, damage to residential and commercial properties, and interruption of basic services, will most likely negatively impact the local gaming industry and tourism for an extended period of time. Although we maintain substantial property damage and business interruption insurance coverage for our Beau Rivage resort, we cannot assure you that such coverage will be adequate or that we will be able to successfully collect on our claims.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits:

99*	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE.

*	Exhibit 99 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: September 2, 2005	By:	/s/ Bryan L. Wright

	Name: Title:	Bryan L. Wright Senior Vice President — Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description
99	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE.*

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.